Exhibit 10.1

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT

and

LETTER OF INVESTMENT INTENT

Omni Bio Pharmaceutical, Inc.

5350 S Roslyn St, Ste 430

Greenwood Village, CO 80111

Gentlemen:

The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of shares of common stock (“Common Stock,” “Common Shares,” or “Securities”) issued by Omni Bio Pharmaceutical, Inc. (the “Company”).. The Common Shares are being offered at a price of $0.25 per Common Share (the “Offering”). By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations and warranties contained herein in complying with its obligations under applicable securities laws.

1.     Subscription Commitment. The Subscriber hereby subscribes for the purchase of                                 Common Shares at an aggregate purchase price of $           as full payment therefor. The purchase price shall be paid to the Company by cashier’s check made payable to Omni Bio Pharmaceutical, Inc. Escrow Account or by wire transfer to the Offering’s escrow account.

2.     Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)     Receipt of Document; Access to Information. Subscriber has been provided with a copy of the Company’s Confidential Private Placement Memorandum (the “Memorandum”) dated March 15, 2013 and Exhibits, as well as the Amendment to the Memorandum and Exhibits dated April 30, 2013 (the “Amendment”) (collectively, the “Documents”). The Subscriber has carefully reviewed and is familiar with all of the terms of the Documents, including the Risk Factors contained in the Memorandum and the Amendment. The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available. The Subscriber acknowledges that the Subscriber has had an opportunity to review all of the Company’s SEC filings, which are publicly available at www.SEC.gov.

(b)     Reliance. The Subscriber has relied on nothing other than the Documents (including any exhibits thereto) and the Company’s SEC filings in deciding whether to make an investment in the Company. Except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

(c)     Economic Loss. The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber’s investment objectives and financial needs. The Subscriber (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have overall commitments to investments which are not readily marketable and disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitments to become excessive.

(d)     Sophistication. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks. The investment contemplated hereby is the result of arm’s length negotiation between the Subscriber and the Company.

(e)     No General Solicitation. The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(f)     Seek Advice. The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

(g)     Investment Risks. The Subscriber recognizes that the Securities as an investment involves a high degree of risk, including those set forth under the risk factors contained in the Documents.

(h)     Effect and Time of Representations. The information provided by the Subscriber contained in this Subscription Agreement is true, complete and correct in all material respects as of the date hereof. The Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority or self-regulatory organization, or, to the extent required by law, to any other person.

(i)     Restrictions on Transfer; No Market for Securities. The Subscriber acknowledges that (i) the purchase of the Securities is a long-term investment; (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless an exemption from the registration requirements of such laws are available; (iii) there is presently no market for the Securities and the Subscriber may be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 3 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

(j)     No Backup Withholding. The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)     Restrictive Legend. Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

(l)     Placement Agent. The Subscriber understands that GVC Capital LLC is acting as Placement Agent (the “Placement Agent”) to the Company on this transaction. The Company will pay the Placement Agent a 2% non-accountable expense allowance and a sales commission of 8% of the gross proceeds of this Offering (reduced to 4% for management, director and company referred investors). The Placement Agent may re-allow a portion of the commission to participating selling agent. The Company will also sell to the Placement Agent, for nominal consideration, warrants to purchase 10% of the Common Shares sold in this Offering. The Placement Agent Warrants will be exercisable until five (5) years after the Final Closing of the Offering.

(m)     Notice of Change. The Subscriber agrees that it will notify the Company in writing promptly (but in all events within thirty (30) days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties in this Subscription Agreement untrue if made as of the date of such change (after giving effect thereto).

3.     Restricted Nature of the Securities; Investment Intent. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents have not been filed with or reviewed by any state securities administrators because of the limited nature of the offering; (c) the Company will not register the Securities under the Act or any state securities laws, or take any action to make any exemption from any such registration provisions available to investors who wish to resell the Securities. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the SEC, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

4.     Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in this Subscription Agreement.

5.     Investor Qualification. The Subscriber represents and warrants that the Subscriber is an “accredited investor” as that term is defined in Regulation D under the Securities Act because the Subscriber comes within at least one category marked below. The Subscriber further represents and warrants that the information set forth below is true and correct. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS REQUIRED BY LAW. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. (Please check all that apply.)

Category I                         The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, excluding the Subscriber’s principal residence but including any negative net worth related to Subscriber’s principal residence and also including any increase in indebtedness secured by the Subscriber’s principal residence incurred within the preceding 60 days (unless such increase occurred in connection with the purchase of such residence), cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II                         The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III                         The Subscriber is an executive officer or director of the Company.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Category IV                         The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act; a savings and loan as defined in Section 3(a)(5)(A) of the Securities Act; an insurance company as defined in Section 2(13) of the Securities Act; a broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (this includes IRAs). (Note: If you check this category, the Company may request additional information regarding investment company and ERISA issues.)

(describe entity)

Category V                        The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

(describe entity)

Category VI                      The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

a corporation; or

a partnership; or

a business trust; or

a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(describe entity)

Category VII                        The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

(describe entity)

Category VIII                   The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

6.     All investors are required to answer the following questions:

Education and Degrees:

Employer:

Employer's Address:

Nature of Occupation:

Position and Duties:

Other prior occupations or duties during past five years (indicating employer, title, principal responsibilities and years of service):

Professional licenses or registrations held, including bar admissions, accounting certificates, real estate brokerage licenses, and SEC or state broker-dealer registrations:

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Provide the following information as to any Subscriber that is a partnership, corporation, trust or other entity:

(1)   List name of person(s) making investment decision on behalf of such entity:

(2)   List names of each partner, stockholder or trustee:

(3)  Indicate date of formation of partnership, corporation or trust and jurisdiction of formation:

(4)   Indicate whether the partnership, corporation or trust was formed to acquire the Securities (please check one):            Yes           No

(5)   Federal Tax Identification Number:

(6)   Nature of business of Subscriber:

Investment Experience.

The undersigned has made the following type of investments in the past five years:

Stock	(	)

Bonds	(	)

Non-marketable Securities	(	)

Limited Partnerships	(	)

Venture Capital Investments	(	)

Speculative Investments	(	)

Omni Bio Pharmaceutical, Inc. Subscription Agreement

The undersigned has invested during the past five years in excess of (check the largest applicable):

$ 50,000	(	)
$ 100,000	(	)
$ 250,000	(	)
$ 500,000	(	)
$1,000,000	(	)
$5,000,000	(	)

Financial Information

Net Worth. The undersigned's net worth (or, if a natural person, the joint net worth of the undersigned and his or her spouse) is in excess of:

(	)	$200,000	(	)	$1,000,000
(	)	$250,000	(	)	$2,500,000
(	)	$500,000	(	)	$5,000,000
(	)	$750,000	(	)	None of the above

For purposes of this question, net worth is defined as the excess of total assets at fair market value over total liabilities, excluding the undersigned’s principal residence.

Income of Subscriber. The undersigned's income (see Appendix A for the definition of “income”) for the calendar years (or fiscal years, if different) ended in 2011 and 2012, and his, her or its expected income for the calendar year (or fiscal different) ending in 2013, is in excess of:

2011			2012			2013 (expected)

(	)	$50,000	(	)	$50,000	(	)	$50,000
(	)	$100,000	(	)	$100,000	(	)	$100,000
(	)	$200,000	(	)	$200,000	(	)	$200,000
(	)	$500,000	(	)	$500,000	(	)	$500,000
(	)	$1,000,000	(	)	$1,000,000	(	)	$1,000,000

Income of Subscriber and Spouse. If the Subscriber is an individual, the joint incomes (see Appendix A) of the undersigned and his or her spouse for the calendar years ended in 2011 and 2012, and their expected income for the calendar year 2013, is in excess of:

2011			2012			2013 (expected)

(	)	$50,000	(	)	$50,000	(	)	$50,000
(	)	$100,000	(	)	$100,000	(	)	$100,000
(	)	$200,000	(	)	$200,000	(	)	$200,000
(	)	$500,000	(	)	$500,000	(	)	$500,000
(	)	$1,000,000	(	)	$1,000,000	(	)	$1,000,000

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Foreign Investor Status.

To answer this question, please refer to the definition of "U.S. Person" set forth in Appendix A. The undersigned qualifies as a foreign investor if he is not a U.S. Person.

The undersigned represents that (please initial if applicable):

                                            The undersigned qualifies as a foreign investor as described above in this Section 6.

7.              FINRA.

(a)     Are you a member of FINRA1, a person associated with a member of FINRA2, or an affiliate of a member?

Yes                          No

If "Yes," please list any members of FINRA with whom you are associated or affiliated.

(b)      If you are a corporation, are any of your officers, directors or 5% shareholders a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member?

Yes

No

If "Yes," please list the name of the respective officer, director, or 5% shareholder and any members of FINRA with whom they are associated or affiliated.

8.      Authority. The undersigned, if other than an individual, makes the following additional representations:

[1]

FINRA defines a "member" as being either any broker or dealer admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

[2]

FINRA defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without FINRA. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

Omni Bio Pharmaceutical, Inc. Subscription Agreement

(a)     The Subscriber was not organized for the specific purpose of acquiring the Securities;

(b)     The Subscriber is fully authorized, empowered and qualified to execute and deliver this Subscription Agreement, to subscribe for and purchase the Securities and to perform its obligations under, and to consummate the transactions that are contemplated by the Subscription Agreement; and

(c)     This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

9.             Use of Proceeds. The Subscriber acknowledges that any proceeds from the sale of the Common Shares will be used by the Company as described in the Memorandum.

10.           Compliance with Laws; No Conflict. The execution and delivery of the Subscription Agreement by or on behalf of the Subscriber and the performance of the Subscriber’s obligations under, and the consummation of the transactions contemplated by, the Subscription Agreement do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party, or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

11.           Reliance on Representations. The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon. The Subscriber acknowledges that the Company has relied and will rely upon the representations and warranties of the Subscriber in this Subscription Agreement. The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, or in any other document provided by the Subscriber to the Company.

12.           Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

13.           Survival. The representations and warranties of the Subscriber set forth herein shall survive the sale of the Securities pursuant to this Subscription Agreement.

14.           Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this Subscription Agreement, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

15.           Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

16.           Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado. The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Colorado and any federal or state court located in Denver, Colorado for any action arising out of this Subscription Agreement.

17.           Entire Agreement. This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

IN NO EVENT WILL THE COMPANY, THE PLACEMENT AGENT, OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE MEMORANDUM. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE FINANCIAL, TAX AND OTHER CONSEQUENCES OF INVESTING IN THE SECURITIES.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

18.           Title. Manner in Which Title is To Be Held.

Place an “X” in one space below:

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Corporation
(g)	Trust
(h)	Other (Describe):

Please print above the exact name(s) in which the Securities are to be held.

19.           State of Residence. The Subscriber’s state of residence and the state in which the Subscriber received the offer to invest and made the decision to invest in the Securities is                                        .

20.     Date of Birth. (If an individual) The Subscriber’s date of birth is:           .

21.     Liquidity. I represent that I have full and a complete understanding that a private placement is an illiquid investment and I have no liquidity needs with regards to this investment.

Initial

SIGNATURES BEGIN ON NEXT PAGE

Omni Bio Pharmaceutical, Inc. Subscription Agreement

SIGNATURES

The Subscriber hereby represents that it has read this entire Subscription Agreement.

Dated:

INDIVIDUAL (includes Community Property, Joint Tenants, Tenants-in-Common)

Address to Which Correspondence
Should be Directed

Signature (Individual)

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

Email Address

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Name of Entity		Address to Which Correspondence Should be Directed

By:
	*Signature	City, State and Zip Code

Its:
	Title	Tax Identification or Social Security Number

( )
Name(s) Typed or Printed		Telephone Number

Email Address

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

     I,                               , am the                                                of                                                                           (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this ______ day of _______, 2013.

Signature

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-GVC CUSTOMER

Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with GVC Capital, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

ACCEPTANCE

This Subscription Agreement is accepted as of                          , 2013

OMNI BIO PHARMACEUTICAL, INC.

By:
Robert Ogden
Chief Financial Officer

Date:

Omni Bio Pharmaceutical, Inc. Subscription Agreement

APPENDIX A

DEFINITIONS

Affiliate

The term “affiliate” means a company which controls, is controlled by, or is under common control with a member, and is presumed to include:

                a.  a company will be presumed to control a member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership;

                b.  a member will be presumed to control a company if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership;

Immediate family

The term “immediate family” includes your parents, mother-in-law/father-in-law, husband/wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, and any other person who is supports you, directly or indirectly, to a material extent.

Income

The Securities and Exchange Commission offers the following guidelines in calculating income of individuals:   Proprietorship revenues do not represent income unless operating expenses are deducted; an employee's salary may be a useful figure in determining income provided significant expenses were not incurred in earning the salary.  One possible method of computing income is as follows: individual adjusted gross income as reported on a federal tax return increased by the following amounts: (i) any deduction for long term capital gains under Section 1202 of the Internal Revenue Code (the "Code"), (ii) any deduction for depletion under Section 611 et. seq.  of the Code, (iii) any exclusion for interest under Section 103 of the Code, and (iv) any losses of a partnership allocated to the individual limited partner as reported on Schedule E of Form 1099 (or any successor report). For purposes of question (3b), adjusted gross income should not include amounts attributable to a spouse and should be increased by the amount described above, not including amounts attributable to a spouse.

For partnerships, corporations and trusts and other entities, income means gross revenues less all  expenses, as reported on a federal income tax return.

Member

FINRA defines a "member" as being either any broker or dealer admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Person associated with a member

FINRA defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without FINRA.  Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member."  In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

U.S. Person

"U.S. Person" means: (a) any natural person resident in the United states; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any estate of which any executor or administrator is a U.S. person; (d) any trust of which any trustee is a U.S. person; (e) any agency or branch of a foreign entity located in the United States; (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (h) any partnership or corporation if: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D under the Act) who are not natural persons, estates or trusts. Notwithstanding this definition of U.S. Person, the following shall not be deemed a U.S. Person: (a) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (b) any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person if: (i) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and (ii the estate is governed by foreign law; (c) any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (d) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (e) any agency or branch of a U.S. Person located outside the United States if: (i) the agency or branch operates for valid business reasons; and (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (f) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

APPENDIX B

GVC Capital LLC

Privacy Policy Concerning Clients' Financial Information Dated January 1, 2013

This privacy disclosure statement puts in writing the privacy policies that GVC follows. Our policy is based on the recognition that our clients have an expectation that non-public personal information will be kept confidential. We have adopted this Privacy Policy concerning information you have provided to us and information we obtained in providing services to you.

Information about you is collected in the normal course of business for purposes of providing services to you. This information is not collected for resale. We provide information to unaffiliated third parties that is necessary for us to provide services to you. The information that is collected, the source of the information and the parties to which the information is provided are explained below.

Categories of Non-public Information We Collect In the Normal Course of Business:

1. Information you provide in establishing an account. This is information provided by you on forms used to open and maintain an account with us and our affiliates and otherwise provided by you in using our services. Examples of such information are your name, address, employment, age, assets and investment objectives and experience.

2. Information about your transactions. This includes information obtained from you concerning a transaction that we have done on your behalf. We also have information about assets held for you. If your account was transferred to us, we may have received information from another financial institution. Our Brokerage services are introduced by us to a clearing firm that effects transactions and maintains assets for you. We have access to information about these transactions and assets. We anticipate that the clearing firm will separately provide you with their privacy policies concerning client financial information that is collected or available to them.

Categories of Non-public Information That is Disclosed:

We do not disclose any non-public personal information about our clients or former clients to anyone, except as required or permitted by law. Examples of such disclosures include:

1. All information about your account may be disclosed to any person that you authorized pursuant to the documentation you have provided us. For example, information about accounts held jointly shall be disclosed to all persons jointly sharing the account.

2. Any information that is compelled to be produced by law, such as pursuant to a subpoena issued by a court.

3. Information provided with your consent or at your direction, such as disclosure to a non-affiliated mortgage lender with whom you are applying for a mortgage loan.

4. Information to a financial institution where your account is transferred.

5. Information provided by us to non-affiliated third parties that assist us in providing our services to you such as data processing firms that prepare and print your account statements.

Parties to Whom We May Disclose Non-public Information

We may disclose both identification and transaction information to affiliated and non-affiliated parties as permitted by law for the following reasons:

1.

Non-financial Entities. Such entities include persons we engage to prepare confirmations, account statements and other account records and transfer agents to permit the issuance of security certificates to you.

2.	Financial Entities. Such entities include a clearing firm that is a securities broker-dealer that we introduce transactions or accounts in certain types of security products.

Our Policies Protecting the Confidentiality of Information About You

We restrict access to non-public personal information about you to those employees and non-affiliated third parties who need to know that information so as to enable us to provide products and services to you.

Such employees include your account executive, personnel in the trading department who effect or route your transactions, operations personnel who prepare and reconcile records of your transactions and your security and money positions, and management and compliance personnel who oversee our business.

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Non-affiliated third parties include our clearing firm or others that:

1. Prepare confirmations, account statements and other records of your account.

2. Transmit trade information to securities regulators and other government agencies as required by applicable rules.

3. Regulate our business in accordance with applicable law.

4. Maintain accounts.

5. Facilitate the clearing and settlement of transactions.

6. Such other parties as permitted by law.

We maintain physical, electronic and procedural safeguards to guard against persons not authorized by us from having access to your non-public personal information.

Internally, we maintain all written records in secured locations that are accessible only to authorized personnel. Account executives are provided with transaction records of accounts that they have responsibility for servicing. Electronic records are maintained on secure computers that are password protected. Employees undergo background checks as a condition of employment.

We appreciate being able to provide our services to you and will continue to do so while maintaining the confidentiality of the information needed to provide such services. If you have any questions concerning this notice, please call Vicki Barone at (303) 694-0862.

GVC CAPITAL BUSINESS CONTINUITY PLANNING

GVC Capital LLC has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us – If after a significant business disruption you cannot contact us as you usually do at 303-694-0862, please go to our web site at www.gvccap.com.

Our Business Continuity Plan – We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption. Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.

Varying Disruptions – Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and expect to recover and resume business within an hour. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and recover and resume business within a few hours. In either situation, we plan to continue in business, transfer operations to our clearing firm if necessary, and notify you through our web site [www.gvccap.com] or a telephone recording from our main line, [303-694-0862] how to contact us. If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer’s prompt access to their funds and securities.

For more information – If you have questions about our business continuity planning, you can contact us at (303) 694-0862 or send inquiries to our main office: 5350 S. Roslyn St. Suite 400 Greenwood Village, CO 80111.

Complaints, Concerns, or Questions may be directed to:

Vicki Barone (303) 694-0862

GVC Capital LLC

5350 S. Roslyn St. Suite 400

Greenwood Village, CO 80111

Omni Bio Pharmaceutical, Inc. Subscription Agreement

Omni Bio Pharmaceutical, inc.

SUBSCRIPTION INSTRUCTIONS

All persons who wish to subscribe for the securities of Omni Bio Pharmaceutical, Inc. (the "Company") in accordance with the terms of the Subscription Agreement (attached) must carefully read and execute the attached documents according to the following instructions and return them to GVC Capital LLC (the "Placement Agent "), at 5350 S. Roslyn Street, Suite 400, Greenwood Village, Colorado 80111, Attention: Michael Donnelly.

INSTRUCTIONS

1.     Complete and execute the Subscription Agreement as follows:

a.     Complete the information on pages 1, 4-12 if appropriate.

b.     Date and sign in the appropriate spaces on page 13 if subscribing as an individual (includes Community Property, Joint Tenants, Tenants-in-Common) or on page 14 if subscribing as a Corporation, Partnership, Trust, Retirement Account or other entity .

c.     Be sure to complete the information on the signature page, including address, telephone number, and Social Security or Tax Identification Number.

2.     Return the completed documents to the Placement Agent along with your check payable to "Omni Bio Pharmaceutical, Inc. Escrow Account”; or wire your subscription funds to the escrow account as follows:

Receiving Bank Name:                        Steele Street Bank and Trust

55 Adams Street

Denver, CO 80206

ABA Routing Number:                      102007008

Account Number:                               10045910

Name of Account:                              Omni Bio Pharmaceutical, Inc. Escrow Account

3.	IF YOU ARE NOT CURRENTLY A CUSTOMER OF GVC CAPITAL, ENCLOSE A COPY OF DRIVER’S LICENSE OR PASSPORT,

If you have any questions please call Vicki Barone at (720) 488-4721.

Omni Bio Pharmaceutical, Inc. Subscription Agreement